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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report (Date of earliest
                       event reported): June 13, 1997


                                 EXEL LIMITED
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            (Exact name of registrant as specified in its charter.)


       Cayman Islands                    1-10804                 98-0058718
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
    or incorporation)                                        Identification No.)


Cumberland House, One Victoria Street, Hamilton, Bermuda               HM 11
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (441) 292-8515
                                                     --------------
                                NOT APPLICABLE
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        (Former name or former address, if changed since last report.)
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                                      -2-

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          On June 13, 1997, Registrant, through its wholly-owned subsidiary, Exel Acquisition Ltd., completed the acquisition of GCR Holdings Limited ("GCR"). The acquisition was accomplished by a cash tender offer which expired at midnight on June 11, 1997, pursuant to which Registrant acquired more than 93% of GCR's outstanding Ordinary Shares, par value $0.10 per share, for $27.00 per share. The cost of acquiring such shares was approximately $623.0 million. The Registrant intends to give notice to all holders of the then outstanding shares that Exel Acquisition Ltd. intends to acquire compulsorily such shares for $27.00 per share pursuant to Cayman Islands Law.

          GCR, which is headquartered in Bermuda, provides property catastrophe, property risk excess-of-loss, property pro rata, marine, energy, satellite and financial products reinsurance to insurers on a worldwide basis through its principal wholly-owned subsidiary, Global Capital Reinsurance Limited.

          The funds used to consummate the acquisition were obtained from a combination of cash on hand, liquidation of certain investments and bank borrowings by subsidiaries of Registrant from a syndicate of banks led by Mellon Bank, N.A.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  No Financial Statements are required to be filed with this report.

     (b) No pro forma financial information is required to be filed with this report.

     (c)  Exhibits

     Exhibit Number
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     1.   Agreement and Plan of Amalgamation dated as of May 8, 1997 filed as part of Registrant's Tender Offer Statement pursuant to Section 14(d)
          (1) of the Securities Exchange Act of 1934 is incorporated herein by reference.

               (All Schedules and certain exhibits have been omitted. Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.)

     2. (a) Short Term Revolving Credit Agreement dated as of June 6, 1997 filed as part of Amendment No. 2 to Registrant's Tender Offer Statement pursuant to Section 14(d)(1) of the Securities Exchange Act of 1934 is incorporated herein by reference.

          (b) Revolving Credit Agreement dated as of June 6, 1997 filed as part of Amendment No. 2 to Registrant's Tender Offer Statement pursuant to Section 14(d)(1) of the Securities Exchange Act of 1934 is incorporated herein by reference.

     3.   Press Release dated June 12, 1997.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        EXEL LIMITED



                                    By: /s/ Brian M. O'Hara
                                        --------------------------------------


                                    Name:   Brian M. O'Hara
                                    Title:  President and Chief Executive
                                              Officer

Dated: June 18, 1997
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                                      -4-

                                 EXHIBIT INDEX


Number    Description                                            Page
------    -----------                                            ----

1. Agreement and Plan of Amalgamation dated as of May 8, 1997 filed as part of Registrant's Tender
          Offer Statement pursuant to Section 14(d)(1) of the Securities Exchange Act of 1934 is incorporated herein by reference.

2. (a) Short Term Revolving Credit Agreement dated as of June 6, 1997 filed as part of Amendment No. 2 to Registrant's Tender Offer Statement pursuant to Section 14(d)(1) of the Securities Exchange
          Act of 1934 is incorporated herein by reference.

     (b)  Revolving Credit Agreement dated as of June 6,
          1997 filed as part of Amendment No. 2 to Registrant's Tender Offer Statement pursuant to
          Section 14(d)(1) of the Securities Exchange Act of 1934 is incorporated herein by reference.

3.        Press Release dated June 12, 1997.                       5